DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.
                                                                                                                                                                                                ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities check box  and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

Davi Acquisition Corp
Name of merging entity

Nevada                                                                                                                     Corporation
Jurisdiction                                                                                  Entity type *

Name of merging entity

Jurisdiction                                                                                  Entity type *

Name of merging entity

Jurisdiction                                                                                  Entity type *

Name of merging entity

Jurisdiction                                                                                  Entity type *

and,

Davi Skin, Inc.
Name of surviving entity

Nevada                                                                                                                     Corporation
Jurisdiction                                                                                 Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.                                                                     Nevada Secretary of State AM Merger 2003
                                                                                                                                                                                                                                                                                       Revised on: 10/24/03

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DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

                                                                                                                                                                                                    ABOVE SPACE IS FOR OFFICE USE ONLY

     2)    Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

                                     Attn:

                                     c/o:

      3)   (Choose one)

             X   The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

                  The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

       4)   Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if a there are more than  four merging entities, check box and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

            (a)   Owner's approval was not required from

                   Name of merging entity, if applicable

                   Name of merging entity, if applicable

                   Name of merging entity, if applicable

                   Name of merging entity, if applicable

                   and, or;

                    Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.                                                             Nevada Secretary of State AM Merger 2003
                                                                                                                                                                                                                                                                           Revised on: 10/24/03

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Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important., Read attached instructions before completing form.                                                                ABOVE SPACE IS FOR OFFICE USE ONLY

         (b)    The plan was approved by the required consent of the owners of *:

                      Davi Acquisition Corp
                 Name of merging entity, if applicable

                 Name of merging entity, if applicable

                 Name of merging entity, if applicable

                 Name of merging entity, if applicable

                 and, or;

                      Davi Skin, Inc.
                 Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.                                                           Nevada Secretary of State AM Merger 2003
                                                                                                                                                                                                                                                                        Revised on: 10/2//03

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DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.                                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

                (c)    Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

                         The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

                    Name of merging entity, if applicable

                    Name of merging entity, if applicable

                    Name of merging entity, if applicable

                    Name of merging entity, if applicable

                     and, or;

                     Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.                                                            Nevada Secretary of State AM Merger 2003
                                                                                                                                                                                                                                                                          Revised on: 10/24/03

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DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important. Read attached instructions before completing form.                                                                            ABOVE SPACE IS FOR OFFICE USE ONLY

                  5)       Amendments, if any, to the articles or certificate of the surviving entity. Providearticle numbers, if available. (NRS 92A.200)*:

                                         N/A

                   6)      Location of Plan of Merger (check a or b):

                                   (a)   The entire plan of merger is attached;

                               or,

                                 X (b)   The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

                    7)     Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Pleaseentitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articlesprescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles ofmerger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed. ** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.                                                               Nevada Secretary of State AM Merger 2003
                                                                                                                                                                                                                                                                              Revised on: 10/24/03

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DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important. Read attached instructions before completing form                                                               ABOVE SPACE IS FOR OFFICE USE ONLY

            8)   Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each  Nevada business trust (NRS 92A.230)* and attach an 8%'' x 1 1 '' blank (if there are more than four merging entities, check box sheet containing the required information for each additional entity.):

                        Davi Acquisition Corp
                  Name of merging entity

                        /s/ Jan Wallace                                                                                        President
                  Signature                                                                       Title                                                     Date

                   Name of merging entity

                          _____________________
                   Signature                                                                      Title                                                     Date

                   Name of merging entity

                   ____________________
                   Signature                                                                      Title                                                     Date

                         Davi Skin, Inc.
                   Name of surviving entity

                          /s/ Parrish Medley                                                                                  President
                   Signature                                                                      Title                                                     Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.                                                                      Nevada Secretary of State AM  2003
                                                                                                                                                                                                                                                                                            Merger 2003

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